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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): August 17, 2005

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This current report includes forward-looking statements.  Edison International based these forward looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances.  In this report, the word "expected" is intended to identify forward-looking information.  Forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison International has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise.  This current report should be read with
Edison International's Annual Report on Form 10-K for the year ended December 31, 2004, and subsequent Quarterly
Reports on Form 10-Q.

                                             Section 8 - Other Events

Item 8.01  Other Events

         Edison  Mission  Energy  ("EME"),  a  subsidiary  of Edison  International,  has  entered  into a Purchase
Agreement,  dated as of August  17,  2005,  to sell its  aggregate  80%  interest  in the Doga  Project  (the "Doga
Project") to EME's co-investor in the Doga Project,  Doga Enerji Yatirim Isletme ve Ticaret Limited Sirketi,  which will acquire an additional 30% interest in the Doga Project,  and The Kansai  Electric Power Co., Inc.,  which will acquire a 50% interest in the Doga Project.  The Doga Project is a 180 megawatt  gas-fired  cogeneration plant near
Istanbul,  Turkey.  The terms and conditions of the Purchase  Agreement,  including the purchase  price,  are based upon and are  substantially  similar to those  established in the auction  process  conducted in 2004 to sell EME's portfolio of  international  energy assets.  Completion of the sale is subject to the  satisfaction  of a number of closing conditions,  including  obtaining the consent of a majority of the project's lenders.  The sale is expected to close in the fourth quarter of 2005.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EDISON INTERNATIONAL
                                                          (Registrant)

                                                          /s/ Linda G. Sullivan
                                                          -------------------------
                                                          Linda G. Sullivan
                                                          Vice President and Controller

Date:  August 22, 2005